================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
       Pursuant to Section 13 OR 15(d) of The Securities Exchange Act 1934

                Date of Report (Date of earliest event reported)
                                  July 1, 2009


                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                     1-14064                  11-2408943
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


  767 Fifth Avenue, New York, New York                              10153
(Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                  212-572-4200


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

--------------------------------------------------------------------------------

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 1, 2009, The Estee Lauder Companies Inc. (the "Company") entered into a new employment agreement with Richard W. Kunes, Executive Vice President and Chief Financial Officer of the Company. The new agreement is effective as of July 1, 2009. His current employment agreement expired on June 30, 2009.

Under the new employment agreement Mr. Kunes will be an employee-at-will and continue as Executive Vice President and Chief Financial Officer until his retirement or other termination of his employment. The agreement provides for a base salary to be set by the Compensation Committee. For the fiscal year ending June 30, 2010, his base salary shall be $870,000, which is the same amount as for the fiscal year ended June 30, 2009. His bonus opportunities and equity grants shall be determined by the Compensation Committee or Stock Plan Subcommittee. The payments and benefits upon termination of employment are substantially the same as those described in the Company's proxy statement, dated October 3, 2008, under "Executive Compensation - Potential Payments Upon Termination of Employment or Change in Control," except that there are no provisions relating to "non-renewal" and the benefits may be modified by the Compensation Committee at any time other than in contemplation of a "Change of Control" (as defined in the agreement) or after a Change of Control. Any such modification shall not be effective until at least two years after such modification is approved by the Compensation Committee.

The above summary of the material terms of the agreement is qualified by reference to the text of the agreement which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

--------------------------------------------------------------------------------

ITEM 9.01     Financial Statements and Exhibits.

(a) Not Applicable

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

Exhibit No.         Description
-----------         -----------

10.1 Employment Agreement with Richard W. Kunes, dated as of July 1, 2009

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE ESTEE LAUDER COMPANIES INC.

Date: July 2, 2009                       By: /s/ Spencer G. Smul
                                             ----------------------------------
                                             Spencer G. Smul
                                             Senior Vice President,
                                             Deputy General Counsel and
                                             Secretary

--------------------------------------------------------------------------------
                         THE ESTEE LAUDER COMPANIES INC.


                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

10.1 Employment Agreement with Richard W. Kunes, dated as of July 1, 2009